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                 The Lincoln National Life Insurance Company:
             Lincoln Life Flexible Premium Variable Life Account Y

                         Supplement Dated May 1, 2006
                        To the Prospectus for Products:

                         American Legacy VUL/CV/- III
                          American Legacy VUL/DB/- II
                        American Legacy VUL SVUL - III

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

The following fund has been added as an investment option and will be available May 22, 2006. The following information should be added to the "Funds" section of the Prospectus:

American Funds Insurance Series, advised by Capital Research and Management Company

     .   Global Growth and Income Fund (Class 2): Growth and income.

The following replaces Table III in the "Charges and Fees" section of your product prospectus:

  Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

               Total Annual Operating Expenses                  Minimum Maximum
--------------------------------------------------------------  ------- -------
Total management fees, distribution and/or service (12b-1)
  fees, and other expenses.                                      0.54%   1.17%

The following replaces the "Fund Participation Agreement" section of the
Prospectus:

Fund Participation Agreement

In order to make the funds available, Lincoln Life has entered into an agreement with American Funds Insurance Series. In this agreement, Lincoln Life must perform certain administrative services for the fund or its distributor. For these administrative functions, Lincoln Life may be compensated by the fund at an annual rate of .25% of the assets attributable to the policies. The compensation comes from 12b-1 fees.

SUPP-06.02                                                 GW N-6 - Funds (LNL)